Cellular Biomedicine Group

Nasdaq: ***CBMG***

Realizing the Potential of Cell-Based Therapy Technology

March 25, 2015

Safe Harbor

Statements made in this presentation relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors inherent in doing business. Forward-looking statements may be identified by terms such as "may," "will," "should," "could," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "forecasts," "potential," or "continue," or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.

This presentation is strictly intended to provide general information about our company and business. This presentation nor any part hereof constitutes an offer of securities.

Why China Market Focus

1. 1.4 billion people
2. Environmental health threats
3. Capital efficient clinical trial cost
4. Substantial number of aging population

= **Opportunity to serve unmet needs**

Cancer

- 3.5 million new cases diagnosed each year[1]
- 6 new cases per minute

Osteoarthritis

- 120 million orthopedic patients[2]
- >57 million are KOA patients[3]

1. National Cancer Registry Center of China
2. Silman AJ, Hochberg MC. Epidemiology of the rheumatic disease; Oxford Univ Press. 1993:257. Chinese Journal of Clinical Rehabilitation. October 14, 2005 Vol. 9; Chinese Journal for Clinicians. 2010, 38(7)
3. International Journal of Rheumatic Diseases, 2011

Key Investment Highlights

Developing biomedicine for safe & effective treatment of degenerative and cancerous diseases

- Bifurcated Cancer Immunocell Therapy And Regenerative Medicine Technology Platforms
- Supported With High Barriers To Entry And First Mover Advantage

- Opportunity to Serve Huge China Market
  - 3.5 million new cancer patients/year
  - 57 million Knee Osteoarthritis patients

Product Pipeline

Technology		Indication /Product	2015	2016	2017	2018	2019	2021	Market size	TAM annual
Immune Cell CAR-T	*CD19*	*Acute B lymphocytic leukemia*							0.65±0.08/ 100,000	8,400[1]
	CD20	*Progressive malignant lymphoma*							8.09/100,000	105,000[2]
	CD30	*Hodgkin's lymphoma*							0.4/100,000	5,200[3]
	EGFR (HER1)	*Advance lung cancer*							*53.57/100,000 (2012)*	*728,000[4]*
PD-1 mAb		*NSCLC lung cancer*								
Stem Cell	haMPC	ReJoin™ for OA (autologous)							57 m[5]	570,000[8]
		Asthma							30 m[6]	250,000[9] (mortality)
		Cartilage Damage								0.3 m[7]

Preclinical | Phase I | Phase II | Phase III

1. 《上海市急性淋巴细胞白血病流行病学调查和分析》 "The investigation & analysis of epidemiology of acute lymphoblastic leukemia in Shanghai"
2. 《中国2009年恶性淋巴瘤发病与死亡分析》 "Analysis of China in 2009 and the death of malignant lymphoma incidence"
3. 《2003-2007年中国恶性淋巴瘤发病与死亡分析》2012年肿瘤年报 "2003-2007 China annual tumor report; incidence & mortality of malignant lymphoma"
4. International Journal of Rheumatic Diseases, 2011
5. WHO; 2.Epidemiology and Dangerous Factors of Bronchitic Asthma
6. Market analysis Chinese arthroscopy, July 2014 and "Advances in Orthopedics" Vol 2012, ID 528423
7. 中老年人膝骨性关节炎患病趋势十年前后对照分析，2013 "Comparative analysis of prevalence trend of knee osteoarthritis in the elderly, 2013"
8. WHO Measurement and Health Information, 2004

Differentiated Technology Platforms

Cellular Biomedicine Group is the only NASDAQ-listed China-market focused biomedicine developmental company with a bifurcated approach towards critical mass:

IMMUNE CELL THERAPY	STEM CELL THERAPY

Cancers

- CAR-T cell therapy for cancer
  - Acute B Lymphocytic Leukemia
  - Progressive Malignant Lymphoma
  - Hodgkin's Lymphoma
  - Advanced Lung Cancer
- Combination immunotherapy
- Potential faster time to commercialization
- **CentrixT™** T Cell clonality analysis and Tcm platform technology
- Potential market: Millions of patients in China undergoing cancer therapy

Degenerative Diseases

- Currently no big pharma has any meaningful development in the pipeline
- Progenitor cells act as a repair system for the body, replenishing adult tissue
- Transplantation of progenitor cells derived from patient or donor's fat tissue
- CBMG's proprietary **ReJoin™** haMPC therapy applied to osteoarthritis
- Knee OA in **Phase IIb trial**, completed patient treatment; Positive 12-month results from Phase IIa trial.
- Other indications, incl. asthma

CBMG in High Growth Phase

CBMG Vertically Integrated Cell Therapy

- **Sample collection -> Processing -> Banking -> Final Prep -> Shipping -> Use**
- **CBMG Back-End Advantage**

CAR-T Cell Process*

Stem Cell Process

24/7 Cloud-Based Temperature Control

Final Prep -> Shipping -> Ready to Use

Shipping

- 4~8° C
- Liquid format
- 72 hours

Ready to Use

- No thaw, no wash
- No potential contamination
- Reduce variability

* In process

Our No-Thaw SOP Reduces the Common Quality Escape & Logistics Challenges

Immune Cell Cancer Therapy Programs

CBM-C19.1 and CBM-C20.1
Phase I Trial Results

Clinical Stage Immuno-Oncology Platform

CAR-T Function Area	Condition	Patients	Stage of clinical trial	Register No. start and end times	Milestone on Data Release
CD19-ScFv-CD8-CD137-CD3ζ	Acute B lymphocytic leukemia with CD19 positive	12	I/II	NCT01864889 2013 April -2017 April	March, 2015
CD20-ScFv-CD8-CD137-CD3ζ	Progressive Malignant lymphoma with CD20 positive	10	I/II	NCT01735604 2013 Jan. – 2017 Jan	March, 2015
CD30-ScFv-CD8-CD137-CD3ζ	Hodgkin's lymphoma with CD30 positive	10	I/II	NCT02259556 2014 OCT -2019 OCT	September, 2015
HER1-ScFv-CD8-CD137-CD3ζ	Advanced lung cancer with HER1 positive	10	I/II	NCT01869166 2013 May – 2016 May	September, 2015

Reviewing Data to Prioritize Disease & Initiate add'l Trials

CBMG CAR-T Clinical Phase I Results

Products	CAR T	Indication	Patient #	Response	ORR	AE/SAE	Publication
CBM-C20.1	**CD20-** ScFv-CD8-CD137-CD3ζ	Refractory, Advanced DLBCL	7 (5 bulk)	2 no bulk: CR1 (>14m) PR1 (>6m)	No Bulk: 100% **(2/2)**	Grade 2-3: 3 Grade 4: 1	Clinical Immunology. 2014, (155: 160~175)
				5 bulk: PR3 (3-6m) PD1 NE1	Bulk: 75% **(3/4)**		
CBM-C19.1	**CD19-** ScFv-CD8-CD137-CD3ζ	Advanced, Relapsed, Refractory B-ALL	9 (Allo 2)	CR 2(3-20w) PR 4(8-38w) PD 3	**71.4%** **(5/7)*** **66.7%** **(4/6)****	Grade 2-3: 2 Grade 4: 2 (GVHD)	Onco immunology. 2015, (Accepted March 2015)

*7 CD19 patients with and without extramedullary involvement and treated with autologous CAR-CD19 T cell therapy;
**6 CD19 patients with extramedullary leukemia involvement or bulky adenopathy;
Note: Two CD19 patients treated with allogeneic CAR-CD19 T cell therapy; one died from GVHD and one survived with RR

CBM-C20.1 Case Report

Patient 1 ,86 year old male, SD 2m,PR 4m


Submandibular lymph node
Axillary lymph nodes
Retroperitoneal lymph node
Before CBM-C20.1 infusion
7 weeks after CBM-C20.1 infusion
9 weeks after CBM-C20.1 infusion

CBM-C19.1 Case Report

Patient 9: 23 year old female, common-ALL, relapsed 13m after donor-HSCT

CR-Bone Marrow


CD10-PC5
V2
V4
V1
V3
-14d (64.79%)
+21d (3.03%)
+49d (0.85%)
+84d (55.85%)
CD19-PC7

GVHD--Skin Damage



+32d → +42d aggravated → +50d → +88d regressed



-15d +70d

PET-CT scan

Stem Cell Therapy Programs

ReJoin^{TM} KOA Phase IIb Trial
<u>Interim Data</u>

ReJoin™ 24th Week - **WOMAC Score**


The percentage of WOMAC change
* P=0.017
The percentage of WOMAC change
100
50
0
-50
-100
ARTZ
n=12
Rejoin™
n=12

WOMAC (%)	16.32	47.12

- WOMAC: The Western Ontario and McMaster Universities Arthritis Index
- WOMAC Improvement (%)= [$WOMAC_{0W}$ - $WOMAC_{24W}$] / $WOMAC_{0W}$ × 100%
- ReJoin™: Human Adipose Tissue Derived Mesenchymal Progenitor Cells, CBMG
- ARTZ®: Sodium Hyaluronate, LG Chemical, Kabi Pharmacia(日本生物化学工业公司), 1987
- 24th week after therapy, the WOMAC score significantly decreased from 33.42 to 17.00 (_47.12% improvement_,) in ReJoin™ group, and from 31.83 to 25.00 (_16.32% improvement_) in ARTZ® group. The results showed a significant difference (p=0.017) in the percentage of changes between two groups at 24th week follow up

ReJoin™ 24th Week - **VAS Score**

The percentage of VAS change (left)



P=0.119
The percentage of VAS change (left)
150
100
50
0
-50
-100
-150
ARTZ
n=12
Rejoin™
n=12

VAS (%)	19.22	45.14

The percentage of VAS change (right)



P=0.229
The percentage of VAS change (right)
150
100
50
0
-50
-100
-150
ARTZ
n=12
Rejoin™
n=12

VAS (%)	26.92	49.52

- VAS：Visual Analogue Scale Score
- VAS improvement (%)=[VAS_{0W}-VAS_{24W}] / VAS $_{0W}$ ×100%
- ARTZ@：Sodium Hyaluronate, LG Chemical, Kabi Pharmacia（日本生物化学工业公司）, 1987
- ReJoin™：Human Adipose Tissue Derived Mesenchymal Progenitor Cells, CBMG
- 24th week after therapy, the VAS of Left knee significantly decreased from 4.96 to 2.21 (45.14% improvement) in ReJoin™ group, and from 5 to 3.24 (19.22% improvement) in ARTZ® group. The same result appeared for the right knee ,from 5.67 to 2.29 (49.52% improvement) in ReJoin™ group ,and from 4.83 to 3.33 (26.92% improvement) in ARTZ® group . But not a significant difference (left knee p=0.019, right knee p=0.229) between two groups at 24th week follow up.

ReJoin™ 24th Week – Cartilage MRI


Change of Left Knee Cartilage Volume
Change of Cartilage Volume(mm³)
2500
2000
1500
1000
500
0
-500
-1000
ARTZ
n=12
Rejoin™
n=11

Mean	29.89	Mean	229.3
Median	-307.5	Median	403.1


Change of Right Knee Cartilage Volume
Change of Cartilage Volume(mm³)
2500
2000
1500
1000
500
0
-500
-1000
ARTZ
n=12
Rejoin™
n=11

Mean	502.9	Mean	585.8
Median	445.6	Median	329.8

- **+ Mean; — Median**
- Increased volume of knee cartilage = Cartilage Volume (24w) – Cartilage Volume (0w)
- Normality test / Wilcoxon test
- The knee cartilage volume were measured by using a semi-automated segmentation method(ITK-SNAP) by three different blinded researchers.
- ReJoin™: Human Adipose Tissue Derived Mesenchymal Progenitor Cells, CBMG
- ARTZ®: Sodium Hyaluronate, LG Chemical, Kabi Pharmacia(日本生物化学工业公司), 1987
- 24th week after therapy, the left knee cartilage volume increased 229.3 mm^3 in ReJoin™ group, but only increased 29.9 mm^3 in ARTZ® group, the right knee cartilage volume significantly increased 585.8mm^3 ($p=0.0084$) in ReJoin™ group, and increased 502.8 mm^3 ($p=0.014$) in ARTZ® group. But not still significant difference between two groups at 24th week follow up.

2015 Major Milestones

Q1

- Acquire CAR-T CD19, CD20, CD30, and CD HER1, 3rd CAR-T, anti-PD1
- Release 24-week interim data from ReJoin™ Phase IIb Clinical Trial

- Publish CAR-T Phase I Clinical Data
  - March: CBM-C19.1, Acute B lymphocytic leukemia
    CBM-C20.1, Progressive malignant lymphoma

Q3

- Publish CAR-T Phase I Clinical Data
  - September: CBM-C30.1, Hodgkin's lymphoma
    CBM-HER1.1, Advanced lung cancer
- Prioritize cancer disease plan to commercialization
- Expansion of GMP facilities → 47,000 ft^2

Q4

- Release 48-week follow-up data from ReJoin™ Phase IIb Clinical Trial

Credible Execution & Traction in Deliverables

Summary

CBMG

- **Clean balance sheet: No debt, no overhang, used common shares only**
- **Raised ~$55m to date; $14.6m on hand at end of 2014**
- **Shares out: 11.3 million; fully diluted: 13.2 million**

- **Focusing on China**, the 2nd largest and fastest growing medical market with huge aging population
- **First mover advantage** CBMG is anticipated to be the first to pursue international compliance in China, thereby setting the clinical pathways to several treatments

- Cancer Immuno-oncology: Achieving leading business position by amalgamating technology leaders in China
  - CAR-T technology – clinical phase
  - Tcm technology service – budding revenue
- Leading Regenerative Medicine Program (KOA) where there are currently no big pharma alternatives

- **Internationally experienced team** A culturally savvy team of professional managers with proven track record in multi-billion dollar multinational companies

- **Multiple inflexion points to** grow shareholder value

CBMG
Cellular Biomedicine Group



Addressing unmet medical needs of the world's largest population

THANK YOU

www.CellBioMedGroup.com